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                                                                    Exhibit 10.2
April 28, 2000



Mr. Thomas G. Plein and Diane L. Plein
Mr. Lee and Sandy Chesnut
Mr. Jeff and Linda Hurley
c/o Mr. Lee Chesnut
9267 Grossmont Summit Drive
La Mesa, CA 91941

RE: OPTION TO RENEW PER SECTION 39.3 OF THE LEASE DATED JUNE 26, 1995 BY AND
    BETWEEN THOMAS G. PLEIN AND DIANE L. PLEIN, HUSBAND AND WIFE OWNING THE PREMISES AS COMMUNITY PROPERTY AND CUBIC DEFENSE SYSTEMS, INC. AND FURTHER ASSIGNED BY A LEASE ASSIGNMENT DATED JUNE 25, 1999 BY AND BETWEEN COHU, INC., ASSIGNEE AND CUBIC DEFENSE SYSTEMS, ASSIGNOR AND THOMAS G. AND DIANE
    L. PLEIN, COLLECTIVELY LESSOR.

Cohu hereby exercises their Option to Extend the term of the Lease for additional five- (5) years, commencing November 1, 2000, and ending October 31, 2005. The Lease rate commencing November 1, 2000 shall be as defined in Exhibit "C" of the original Lease.

Should you have any questions, please do not hesitate to call.

Truly yours,

CB RICHARD ELLIS, INC.

 /s/ Patrick A. Collins
-----------------------------------

Patrick A. Collins
Vice President
858.546.4624



 /s/ Charles A. Schwan
-----------------------------------

Charles A. Schwan
Chairman / CEO
Cohu, Inc.


              CB RICHARD ELLIS, INC. - LICENSED REAL ESTATE BROKER
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The information above has been obtained from sources believed reliable. While we do not doubt its accuracy, we have not verified it and make no guarantee, warranty or representation about it. It is your responsibility to independently confirm its accuracy and completeness. Any projections, opinions, assumptions or estimates used are for example only and do not represent the current or future performance of the property. The value of this transaction to you depends on tax and other factors which should be evaluated by your tax, financial and legal advisors. You and your advisors should conduct a careful, independent investigation of the property to determine to your satisfaction the suitability of the property for your needs.